Exhibit 99.10

AMENDMENT NO. 1

dated as of January 31, 2008

among

LONG BEACH ACCEPTANCE RECEIVABLES CORP.,

FINANCIAL SECURITY ASSURANCE INC.,

and

THE BANK OF NEW YORK, not in its individual capacity

but solely as Indenture Trustee and Collateral Agent

to

the Long Beach Acceptance Auto Receivables Trust 2005-B

Master Spread Account Agreement, dated as of October 1, 2005

AMENDMENT NO. 1 TO THE MASTER SPREAD ACCOUNT AGREEMENT

AMENDMENT NO. 1, dated as of January 31, 2008 (the “Amendment”) by and among LONG BEACH ACCEPTANCE RECEIVABLES CORP. (“Transferor”), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (“Financial Security”) and THE BANK OF NEW YORK, a New York banking corporation (“The Bank of New York”), as successor to the corporate trust business of JPMORGAN CHASE BANK, in its capacity as Trustee under the Indenture related to the Spread Account Agreement (as defined below) and as Collateral Agent under the Spread Account Agreement (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Master Spread Account Agreement dated as of October 1, 2005, among Transferor, Financial Security and The Bank of New York (as amended, modified or supplemented, the “Spread Account Agreement”).

RECITAL

WHEREAS, Transferor, Financial Security, and The Bank of New York (collectively, the “Amending Parties”) have executed the Spread Account Agreement and the Amending Parties desire to amend the Spread Account Agreement in certain respects as provided below.

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preliminary Statement and the Recital) shall have the meaning given such terms, directly or by incorporation by reference, in the Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENT

SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreement.

(a) Section 1.01 of the Spread Account Agreement is hereby amended by deleting the existing definition of “Cumulative Default Rate” and replacing it with the following:

““Cumulative Default Rate” means, with respect to any Determination Date, a fraction expressed as a percentage (i) the numerator of which is equal to the sum (without duplication) of (a) the aggregate of the Principal Balances of all Receivables which became Defaulted Receivables (each such Principal Balance calculated as of the last day of the Collection Period during which such Receivable became a Defaulted Receivable) and (b) the aggregate of the Principal Balances (as of the related repurchase date) of all Receivables that became Purchased Receivables that were 31 days or more delinquent with respect to 10% or more of a Scheduled Receivable Payment (as defined in the related Securitization Agreement) at the time of such repurchase and (ii) the denominator of which is equal to the sum of the Series 2005-B Initial Balance, the aggregate Principal Balance of all Subsequent Receivables conveyed to the Series 2005-B Trust as of such Determination Date (such Principal Balance calculated as of the related Subsequent Cutoff Date) and the September Principal Collections Amount.”

(b) Section 1.01 of the Spread Account Agreement is hereby amended by deleting the existing definition of “Delinquency Ratio” and replacing it with the following:

““Delinquency Ratio” means, with respect to any Collection Period, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate of the Principal Balances (as of the end of such Collection Period) of all Receivables (other than Defaulted Receivables and Receivables for which the financed vehicle has been repossessed and is in repossession inventory) that were 31 or more days delinquent as of the end of such Collection Period with respect to 10% or more of a Scheduled Receivable Payment (as defined in the related Securitization Agreement), and (b) the denominator of which is equal to the Pool Balance as of the end of such Collection Period.”

(c) Section 1.01 of the Spread Account Agreement is hereby amended by adding the following definitions in alphabetical order:

““Additional Securitizations” means any securitization of automobile loans or installment sale contracts sponsored by AmeriCredit Corp. or any affiliate thereof that is insured by Financial Security and (i) is issued in 2008 as part of AmeriCredit Corp.’s “AmeriCredit Automobile Receivables Trust” program (also known as AmeriCredit Corp.’s “AMCAR” program) or any successor to such program, including, without limitation, any securitization insured by Financial Security that is issued under the registration statement bearing file number 333-146701 or under any successor to such registration statement or (ii) is identified as an “Additional Securitization” in the spread account agreement for such securitization.”

““AmeriCredit Securitization” means the Additional Securitizations and the Existing AmeriCredit Securitizations.”

““Excluded Insurance Agreement Event of Default” means any Insurance Agreement Event of Default under Section 5.01(k) of the 2005-B Insurance Agreement that has occurred as a result of a Portfolio Performance Event of Default.”

““Existing AmeriCredit Securitization” means any of AmeriCredit Automobile Receivables Trust 2004-D-F, AmeriCredit Automobile Receivables Trust 2005-C-F, AmeriCredit Automobile Receivables Trust 2006-A-F, AmeriCredit Automobile Receivables Trust 2007-B-F, and AmeriCredit Automobile Receivables Trust 2007-D-F.”

““LBAC Securitization” means any of Long Beach Acceptance Auto Receivables Trust 2004-A, Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2004-C, Long Beach Acceptance Auto Receivables Trust 2005-A, Long Beach Acceptance Auto Receivables Trust 2005-B, Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A.”

““Release Instruction Letter” means a letter of instruction from the Servicer addressed to and acknowledged by the Collateral Agent and FSA, substantially in the form of Exhibit A hereto.”

““Securitizations” means the AmeriCredit Securitizations and the LBAC Securitizations.”

““Sharing-Eligible AmeriCredit Securitization” means any AmeriCredit Securitization (a) from and after the first time at which both (i) the amount on deposit in the related spread account has equaled or exceeded the “Requisite Amount” (as defined in the related spread account agreement) and (ii) the “Pro Forma Note Balance” (as defined in the related spread account agreement) has equaled or been less than the “Required Pro Forma Note Balance” (as defined in the related spread account agreement), (b) from and after the 15th “Distribution Date” (as defined in the related spread account agreement) or (c) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement) has occurred.”

““Sharing-Eligible LBAC Securitization” means (a) each of Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions and (b) any other LBAC Securitization (x) from and after the first time at which the “Total Enhancement Amount” (as defined in the related spread account agreement) has equaled or exceeded the “Required Total Enhancement Amount” (as defined in the related spread account agreement) or (y) with respect to which an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), has occurred.”

““Sharing-Eligible Securitization” means any Sharing-Eligible LBAC Securitization and Sharing-Eligible AmeriCredit Securitization.”

““Total Enhancement Shortfall” means (a) with respect to a Sharing-Eligible LBAC Securitization (other than Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach

Acceptance Auto Receivables Trust 2006-B) on any date of determination, (i) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Required Total Enhancement Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible LBAC Securitization exceeds the “Total Enhancement Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), other than an “Excluded Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible LBAC Securitization is less than the “Requisite Amount” (as defined in the related spread account agreement) for such Sharing-Eligible LBAC Securitization, (b) with respect to a Sharing-Eligible LBAC Securitization that is any of Long Beach Acceptance Auto Receivables Trust 2004-B, Long Beach Acceptance Auto Receivables Trust 2005-A and Long Beach Acceptance Auto Receivables Trust 2006-B, the excess of the related “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) over the amount on deposit in the related spread account and (c) with respect to a Sharing-Eligible AmeriCredit Securitization on any date of determination, (i) the sum of (x) prior to the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the “Requisite Amount” (as defined in the related spread account agreement but calculated without regard to whether a “Trigger Event” (as defined in the related spread account agreement) has occurred) for such Sharing-Eligible AmeriCredit Securitization exceeds the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization plus (y) the amount of any “Accelerated Payment Amount Shortfall” (as defined in the related spread account agreement) remaining after application of funds available in the related spread account for such Sharing-Eligible AmeriCredit Securitization or (ii) after the occurrence of an “Insurance Agreement Event of Default” (as defined in the related spread account agreement), the amount by which the amount on deposit in the spread account for such Sharing-Eligible AmeriCredit Securitization is less than the “Requisite Amount” (as defined in the related spread account agreement) for such Sharing-Eligible AmeriCredit Securitization; provided that, notwithstanding the foregoing, the Total Enhancement Shortfall with respect to the Long Beach Acceptance Auto Receivables Trust 2006-A, Long Beach Acceptance Auto Receivables Trust 2006-B and Long Beach Acceptance Auto Receivables Trust 2007-A transactions shall equal $10,938,631, $22,779,000 and $26,414,777, respectively, for the Payment Date occurring in February 2008.”

SECTION 2.2. Amendments to Section 3.03 of the Spread Account Agreement.

(a) Section 3.03(b) of the Spread Account Agreement is hereby amended by deleting subclause SEVENTH in its entirety and replacing it with the following:

“SEVENTH, any funds in a Spread Account in excess of the applicable Requisite Amount and any funds in a Spread Account with respect to a Series for which the Final Termination Date shall have occurred after distribution pursuant to priorities FIRST through SIXTH will be released and applied in the following priority: (i) to the Trust Collateral Agent for application pursuant to Section 5.6(d) of the Series 2005-B Sale and Servicing Agreement, an amount not to exceed the aggregate amount necessary to pay in full the amounts described in clauses (i) and (ii) and the first sub-clause of clause (iii) of such Section 5.6(d), (ii) pari passu and pro rata (on the basis of the Total Enhancement Shortfall) to the spread account for each Sharing-Eligible Securitization with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall in accordance with a Release Instruction Letter and (iii) to the Trust Collateral Agent for application in accordance with the second sub-clause of clause (iii) of Section 5.6(d) of the Series 2005-B Sale and Servicing Agreement, in each case, free and clear of the Lien established hereunder.”

SECTION 2.3. Amendments to Section 8.06 of the Spread Account Agreement.

(a) Section 8.06 of the Spread Account Agreement is hereby amended by deleting clauses (a) and (c) thereof and replacing them with the following:

“(a) If to the Transferor (for so long as LBAC or an AmeriCredit affiliate is the Servicer):

AmeriCredit Corp.

801 Cherry Street, Suite 3900

Fort Worth, Texas 76102

Attention: Chief Financial Officer”

“(c) If to The Bank of New York (as successor to the corporate trust business of JPMorgan) as Trustee or Collateral Agent:

The Bank of New York

101 Barclay Street, 4 West

New York, New York 10286

Attention: Corporate Trust Administration”

SECTION 2.4. Amendment to add Exhibit to the Spread Account Agreement. The attached Exhibit A hereto is added as Exhibit A to the Spread Account Agreement.

ARTICLE III

EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall be effective as of the date of this Amendment upon (i) execution and delivery by the parties hereto, (ii) delivery to Financial Security of a release of lien in form and substance satisfactory to Financial Security in which The Bank of New York releases any security interest it may have in amounts released from the Series 2005-B Spread Account pursuant to priority SEVENTH of Section 3.03(b), to the extent of amounts due to a Sharing-Eligible Securitization on such release date pursuant to clause (ii) of such priority SEVENTH, and (iii) notice to each Rating Agency and written acknowledgement by the Class C Certificateholder.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Spread Account Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreement and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreement or any provisions hereof or thereof.

SECTION 4.5. Additional Security Agreement. Pursuant to a Security Agreement of even date herewith, in order to secure the rights of the collateral agent for each Securitization to amounts payable to it pursuant to clause (ii) of priority SEVENTH of Section 3.03(b), the Transferor, individually and in its capacity as agent on behalf of the Reversionary Holders, has granted a security interest in its rights to amounts released from the Series 2005-B Spread Account. For the avoidance of doubt, the Amending Parties agree that such Security Agreement is a “Transaction Document.”

SECTION 4.6. Instruction to Indenture Trustee. By acknowledging and accepting this Amendment, FSA represents to BONY that it is the Controlling Party as such term is defined in the applicable Sale and Servicing Agreement and hereby instructs such Indenture Trustee to execute and deliver this Amendment.

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

LONG BEACH ACCEPTANCE RECEIVABLES CORP.

By
Name:
Title:

FINANCIAL SECURITY ASSURANCE INC.

By
Authorized Officer

THE BANK OF NEW YORK, not in its individual capacity but solely as successor to the corporate trust business of JPMORGAN CHASE BANK in its capacity as indenture trustee for the Long Beach Acceptance Auto Receivables Trust 2005-B

By
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as successor to the corporate trust business of JPMORGAN CHASE BANK in its capacity as collateral agent for the Long Beach Acceptance Auto Receivables Trust 2005-B

By
Name:
Title:

ACKNOWLEDGED:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By
Name:
Title:

EXHIBIT A

LETTER OF INSTRUCTION REGARDING SPREAD ACCOUNT MONIES

Financial Security Assurance Inc.

31 West 52nd Street

New York, New York 10019

The Bank of New York, as successor to the

corporate trust business of JPMorgan Chase Bank

101 Barclay Street, Floor 4W

New York, New York 10286

All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Spread Account Agreement, dated as of October 1, 2005, by and among Long Beach Acceptance Receivables Corp. (“Transferor”), Financial Security Assurance Inc. (“FSA”) and The Bank of New York, a New York banking corporation (“The Bank of New York”), as successor to the corporate trust business of JPMorgan Chase Bank (as amended by Amendment No. 1, dated as of January [    ], 2008 and as further amended, modified or supplemented, the “Spread Account Agreement”).

Long Beach Acceptance Corp. is the servicer (the “Servicer”), under the Series 2005-B Sale and Servicing Agreement. The Servicer has determined that (i) the aggregate amount of all Total Enhancement Shortfalls is $[                ], (ii) the amount that will be on deposit in the Series 2005-B Spread Account following all withdrawals required to be made from the Series 2005-B Spread Account pursuant to priority FIRST through clause (i) of priority SEVENTH of Section 3.03(b) of the Spread Account Agreement on [            ], 2008 (the “Distribution Date”) exceeds the Requisite Amount by $[                ] and (iii) the amounts to be released to certain other Sharing-Eligible Securitizations (each, a “Release Amount”) are set forth in the table below. The Servicer requests that, FSA, as Controlling Party, hereby direct the Collateral Agent to release the Release Amounts from the Series 2005-B Spread Account on the Distribution Date pursuant to clause (ii) of priority SEVENTH of Section 3.03(b) of the Spread Account Agreement and that the Collateral Agent release the Release Amounts to the spread account for each of the following Sharing-Eligible Securitizations with respect to which there exists on such day a Total Enhancement Shortfall (based on the amount then on deposit in the spread account for each such Sharing-Eligible Securitization and the most recently available Servicer Report for each such Sharing-Eligible Securitization), an amount up to the amount of such Total Enhancement Shortfall as follows:

Securitization	Release Amount	Wiring Instructions

[The amount to be released to the Long Beach Acceptance Auto Receivables Trust 2005-B Class R Certificateholder is $[                                        ]].

[Remainder of page intentionally left blank]

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law rules. This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one letter.

AMERICREDIT FINANCIAL SERVICES, INC.

By:

LONG BEACH ACCEPTANCE CORP., as Servicer

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

FINANCIAL SECURITY ASSURANCE INC., as Controlling Party

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual capacity but solely as successor to the corporate trust business of JPMORGAN CHASE BANK, as Indenture Trustee, Trust Collateral Agent and Collateral Agent

By:
Name:
Title:

Dated: [                    ], 2008